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                                                               Exhibit 10.20

                         BIOSANTE PHARMACEUTICALS, INC.

                             SUBSCRIPTION AGREEMENT


BioSante Pharmaceuticals, Inc.
175 Olde Half Day Road, Suite 247
Lincolnshire, IL  60069
Attn:    Mr. Stephen M. Simes

Ladies and Gentlemen:

         1. SUBSCRIPTION. The undersigned is hereby purchasing from BioSante Pharmaceuticals, Inc., a Wyoming corporation, ______ units (must be at least 100,000 units, unless BioSante in its sole discretion otherwise agrees) for a purchase price of $.50 per unit. Each unit consists of (i) one share of BioSante's common stock, no par value, and (ii) a warrant to purchase .25 shares of BioSante's common stock at an exercise price of $.625 per full share, in substantially the form of warrant attached as ANNEX A hereto. This subscription is being made in connection with BioSante's private placement of units to certain "accredited investors" (within the meaning of Rule 501 under Regulation D of the Securities Act of 1933, as amended) and existing accredited investors in BioSante.

         2. CLOSING. The undersigned shall pay the purchase price for the units by electronic wire transfer in accordance with the following instructions:

                  Bank Name:  HARRIS BANK, BARRINGTON
                  ABA #:  071919463 CODE 10
                  Account #:  7154100
                  Credit to the account of:  BIOSANTE PHARMACEUTICALS, INC.


or by delivery of a bank check or certified check made payable to "BioSante Pharmaceuticals, Inc." All checks should be delivered, together with an executed copy of this subscription agreement, to BioSante as follows:

                  BioSante Pharmaceuticals, Inc.
                  175 Olde Half Day Road, Suite 247
                  Lincolnshire, IL  60069
                  Attn:    Mr. Stephen M. Simes

In the event, BioSante does not receive subscriptions for the minimum placement of $2,000,000, which may include a minimum of $500,000 from investors identified by Sunrise Securities Corp., the Company will return the purchase price to the undersigned, without any interest thereon.

         3. REPRESENTATIONS AND WARRANTIES OF BIOSANTE. To induce the undersigned to enter into this subscription agreement and to purchase the units, BioSante hereby represents and warrants to the undersigned the following:



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                  (a) ORGANIZATION STANDING, ETC. BioSante is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. BioSante has the requisite corporate power and authority to issue the units and to perform its obligations under this subscription agreement.

                  (b) VALID ISSUANCE. The units, when issued and delivered pursuant to terms of this subscription agreement, will be duly and validly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights and no personal liability will attach to the ownership thereof. The shares of BioSante common stock underlying the units and issuable upon exercise of the warrants underlying the units, when issued and delivered pursuant to terms of this subscription agreement and the warrants, will be duly and validly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights and no personal liability will attach to the ownership thereof.

                  (c) CORPORATE ACTS AND PROCEEDINGS. This subscription agreement and this offering have been duly authorized by all necessary corporate action on behalf of BioSante. This subscription agreement has been duly executed and delivered by authorized officers of BioSante, is a valid and binding agreement on the part of BioSante and is enforceable against BioSante in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles. All corporate actions necessary to the authorization, creation, issuance and delivery of the units and the conducting of this offering have been taken by BioSante.

                  (d) COMPLIANCE WITH APPLICABLE LAWS AND OTHER INSTRUMENTS. Neither the execution or delivery of, nor the performance of or compliance with this subscription agreement, nor the issuance of the units, nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any material breach of, or constitute a material default under, or result in the imposition of any material lien or encumbrance upon any asset or property of BioSante pursuant to any material agreement or other instrument to which BioSante is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate BioSante's Articles of Incorporation or Bylaws.

                  (e) SECURITIES LAWS. Based in part upon the representations of the undersigned in SECTION 5 hereof, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this subscription agreement or the offer, issuance, sale or delivery of the units other than (i) the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended, (ii) the filing, if required, of any notice with any state whose laws require such filing, (iii) the qualification thereof, if required, under other applicable state laws, which qualification has been or will be effected as a condition of this offering, and (iv) the filing, if required, of any notice or other document with the Canadian Venture Exchange. Under the circumstances contemplated by this subscription agreement, the offer, issuance, sale and delivery of the units will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements in the Securities Act.


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                  (f) CAPITAL STOCK. As of February 15, 2001, the authorized and issued capital stock of BioSante is correctly set forth in the term sheet attached as ANNEX B hereto. All of the outstanding shares of BioSante capital stock were duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the term sheet attached as ANNEX B hereto, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than in connection with this offering, pursuant to which BioSante is obligated to issue any securities of any kind representing an ownership interest in BioSante. Neither the offer nor the issuance or sale of the units constitutes an event under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by BioSante or any agreements with respect to the issuance of securities by BioSante, which will either increase the number of securities issuable pursuant to such provisions or decrease the consideration per share to be received by BioSante pursuant to such provisions. No holder of any securities of BioSante is entitled to any preemptive or similar rights to purchase any securities of BioSante in connection with this offering, other than the investors in BioSante's private placement completed in May 1999, which pre-emptive rights have been waived with respect to this offering.

                  (g) SEC FILINGS. BioSante has furnished the undersigned true and complete copies of BioSante's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2000, and a Current Report on Form 8-K dated June 13, 2000 and all subsequent filings, if any, made by BioSante with the SEC. As of their respective filing dates, the SEC filings complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended. None of the SEC filings as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent amendments thereto were made in compliance with SEC rules and regulations subsequent to the date thereof.

         4.       TRANSFER RESTRICTIONS.

                  (a) The undersigned realizes that the units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants, are not registered under the Securities Act or any foreign or state securities laws. The undersigned agrees that the units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants will not be sold, offered for sale, pledged, hypothecated or otherwise transferred, except in compliance with the Securities Act and applicable foreign and state securities laws. The undersigned understands that the undersigned can only transfer the units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants pursuant to registration under the Securities Act or pursuant to an exemption therefrom. The undersigned understands that to transfer the units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants may require in certain jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction. The undersigned has been advised that, except as set forth in SECTION 6 hereof, BioSante has no


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obligation, and does not intend, to cause the units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants to be registered under the Securities Act or the securities law of any other jurisdiction or to comply with the requirements for any exemption under the Securities Act, including but not limited to, those provided by Rule 144 and Rule 144A promulgated under the Securities Act, or under the securities law of any other jurisdiction.

                  (b) To enable BioSante to enforce the transfer restrictions contained in SECTION 4(a) hereof, the undersigned hereby consents to the placing of legends upon, and stop-transfer orders with the transfer agent of the common stock with respect to, the units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants.

         5. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. To induce BioSante to accept the undersigned's subscription, the undersigned hereby represents and warrants to BioSante that:

                  (a) The undersigned, if an individual, has reached the age of majority in the jurisdiction in which the undersigned resides, is a bona fide resident of the jurisdiction contained in the address set forth on the signature page of this subscription agreement, is legally competent to execute this subscription agreement, and does not intend to change residence to another jurisdiction;

                  (b) The undersigned, if an entity, was not formed solely for purposes of making this investment and is duly authorized to execute this subscription agreement and this subscription agreement, when executed and delivered by the undersigned, will constitute a legal, valid and binding obligation enforceable against the undersigned in accordance with its terms; and the execution, delivery and performance of this subscription agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of the undersigned;

                  (c) The units subscribed for hereby are being acquired by the undersigned for investment purposes only, for the account of the undersigned and not with the view to any resale or distribution thereof, and the undersigned is not participating, directly or indirectly, in a distribution of such units and will not take, or cause to be taken, any action that would cause the undersigned to be deemed an "underwriter" of such units as defined in Section 2(11) of the Securities Act;

                  (d) The undersigned has had access to all materials, books, records, documents and information relating to BioSante which the undersigned has requested, including the SEC filings, and has been provided the opportunity to verify the accuracy of the information contained therein;

                  (e) The undersigned acknowledges and understands that investment in the units involves a high degree of risk, has read and understood the risk factors contained in Annex C attached hereto and in the SEC filings made by BioSante and provided to the undersigned;


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                  (f) The undersigned acknowledges that the undersigned has been offered an opportunity to ask questions of, and receive answers from, officers of BioSante concerning all material aspects of BioSante and its business and this offering, and that any request for such information has been fully complied with to the extent BioSante possesses such information or can acquire it without unreasonable effort or expense;

                  (g) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in BioSante and can afford a complete loss of the undersigned's investment in BioSante;

                  (h) The undersigned has, in connection with the undersigned's decision to purchase the units, relied solely upon this subscription agreement and the SEC filings;

                  (i) The undersigned represents and warrants to and covenants with BioSante that the undersigned has not engaged and will not engage in any sales of the units, including a short sale covered by the units, prior to the effectiveness of a resale registration statement (as defined in SECTION 6), except to the extent that any such short sale is fully covered by shares of BioSante's common stock other than the units, or such sale is otherwise exempt from registration under the Securities Act;

                  (j) The undersigned recognizes that no governmental agency has passed upon the issuance of the units or made any finding or determination as to the fairness of this offering;

                  (k) If the undersigned is purchasing the units subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such units are being purchased;

                  (l) The undersigned has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the units, except commissions for which the undersigned will be responsible;

                  (m) The undersigned acknowledges that BioSante will pay to Sunrise Securities Corp. a commission with respect to the sale of the units by BioSante to the undersigned of (i) 7.0% of the gross sales price of the units sold by BioSante in this offering to investors introduced to BioSante by Sunrise, payable at the option of Sunrise in cash or in units valued at the unit sales prices less the cash commission, and (ii) a five-year warrant to purchase units covering a number of units equal to 7.0% of the total number of units sold by BioSante in this offering to investors introduced to BioSante by Sunrise, inclusive of the commission units, if any, issued to Sunrise at an exercise price of $.625 and the cash commission and five-year warrant will also be payable with respect to (x) all securities subscribed to by bona fide "Accredited Investors" introduced to BioSante by Sunrise who are ready willing and able to close but whose subscriptions are rejected by BioSante other than due to over-subscription, and (y) any purchase of BioSante securities by any investor introduced by Sunrise to BioSante taking place at any time within 12 months, as long as such introduction occurred before the closing of this offering;


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                  (n) The undersigned acknowledges and understands that the
units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. The undersigned understands that the certificate(s) evidencing the units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants will be imprinted with a legend that prohibits the transfer of such shares unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if BioSante shall so request in writing, an opinion of counsel reasonably satisfactory to BioSante is obtained to the effect that the transaction is so exempt; and

                  (o) The undersigned is an "accredited investor" within the meaning of Section 501(a) of Regulation D promulgated under the Securities Act. Specifically the undersigned is (check appropriate item(s)):

                   / / a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Securities Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) of (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

                   / / a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                   / / an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

                   / /     a director or executive officer of BioSante;


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                   / /     a natural person whose individual net worth, or joint
                           net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

                   / / a natural person who had an individual income (not including his or her spouse's income) in excess of $200,000 in 1999 and 2000 or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching such income level in 2001;

                   / / a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of units; or

                   / / an entity in which all of the equity owners are accredited investors, within the meaning of Rule 501 under Regulation D of the Securities Act. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

         6.       REGISTRATION OF SHARES UNDER THE SECURITIES ACT.

                  (a) By its acceptance hereof, BioSante agrees that it shall, at its expense, (i) not later than 90 days after the final closing of this offering file a registration statement to register under the Securities Act the resale by the undersigned of the shares of BioSante common stock underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants, (ii) use its reasonable best efforts to cause the resale registration statement to become effective under the Securities Act as promptly as practicable, (iii) after the resale registration statement is declared effective under the Securities Act, furnish the undersigned with such number of copies of the final prospectus included in the resale registration statement as the undersigned may reasonably request to facilitate the resale of the shares of BioSante common stock underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants, and (iv) use its reasonable best efforts to cause such registration statement to remain effective until the earlier of: (a) the sale of all the shares of BioSante common stock covered by the resale registration statement; or (b) such time as the selling shareholders named in the registration statement become eligible to resell the shares of BioSante common stock underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants pursuant to Rule 144(k) under the Securities Act.

                  (b) BioSante will prepare and file with the SEC such amendments and Prospectus supplements, including post-effective amendments to the resale registration statement, as BioSante determines may be necessary or appropriate, and use its reasonable best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the SEC; and promptly notify the undersigned when a prospectus, and any prospectus supplement or post-effective amendment must be filed or has been filed (including


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any filing in response to a sale notice) and, with respect to any post-effective amendment, when the same has become effective.

                  (c) In connection with the resale registration statement, the undersigned shall furnish BioSante such information regarding the distribution of the shares of BioSante common stock covered by the registration statement as BioSante may, from time to time, reasonably request in writing and BioSante may exclude from such registration the shares of BioSante common stock of any investor if such investor unreasonably fails to furnish such information in writing within a reasonable time after receiving such request. The undersigned agrees promptly to furnish to BioSante all information required to be disclosed in the registration statement in order to make the information previously furnished to BioSante by the undersigned not misleading. The undersigned understands, acknowledges and agrees that the undersigned will be entitled to liquidated damages pursuant to SECTION 6(d) hereof unless and until the undersigned shall have provided all such information. Any sale of any shares of BioSante common stock under the registration statement by the undersigned will constitute a representation and warranty by the undersigned that the required information relating to the undersigned and its plan of distribution is as set forth in the prospectus delivered by the undersigned in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to the undersigned or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to the undersigned or its plan of distribution necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading.

                  (d) BioSante acknowledges that the undersigned and other purchasers of units will suffer damages if BioSante fails to fulfill its obligation to cause the resale registration statement to become effective under the Securities Act in a timely fashion, and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that BioSante fails to cause the resale registration statement to be declared effective within 90 days of the filing of the resale registration statement, other than as a result of events beyond BioSante's control, BioSante will issue to the undersigned, as compensation therefor, shares of BioSante common stock equal to 1% of the shares of BioSante common stock underlying the units purchased by the undersigned for each 30 days or part thereof effectiveness is delayed.

                  (e) At any time BioSante may refuse to permit the undersigned to resell any units pursuant to the resale registration statement; PROVIDED, HOWEVER, that in order to exercise this right, BioSante must deliver a certificate in writing to the undersigned to the effect that a sale pursuant to the resale registration statement in its then-current form could constitute a violation of the federal securities laws or would result in a material adverse effect on BioSante (i.e., pending corporate developments such as negotiation of a material transaction which BioSante in its sole discretion after consultation with legal counsel, determines it would be obligated to disclose in the registration statement, which disclosure BioSante believes would be premature or otherwise inadvisable at such time). In such an event, BioSante will use its reasonable best efforts to amend the resale registration statement if necessary and take all other actions reasonably necessary to allow such sale under the federal securities laws, and will notify the undersigned promptly after it has determined that such sale has become permissible under the federal securities laws. In any calendar year, BioSante may exercise this right no more than two times, for not more than 30 days in each instance. The undersigned hereby covenants and agrees


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that it will not sell any shares of BioSante common stock pursuant to the resale registration statement during the periods the resale registration statement is unable to be used by the undersigned as set forth in this SECTION 6(e).

         7. MARKET FOR REGISTRABLE COMMON STOCK. BioSante will use commercially reasonable efforts to list its common stock on the American Stock Exchange, Nasdaq Small Market System or other comparable exchange or quotation system, including without limitation effecting a reverse split of its common stock, if necessary.

         8.       INDEMNIFICATION.

                  (a) The undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned in this subscription agreement, and agrees to indemnify and hold harmless BioSante and each of BioSante's directors, officers, shareholders, employees, counsel, agents, successors and assignees from and against any and all loss, damage, liability or expenses (including, without limitation, reasonable and documented attorneys' fees), as and when incurred, due to or arising out of (in such case in whole or in part) any breach of any representation or warranty made by the undersigned set forth herein or in any other agreement or other document furnished by the undersigned to any of the foregoing in connection with this offering, any failure by the undersigned to fulfill any of its covenants or agreements set forth herein, or arising out of the resale or distribution by the undersigned of the units, the shares of BioSante common stock and warrants underlying the units and the shares of BioSante common stock issuable upon exercise of the warrants or any portion thereof in violation of the Securities Act or any applicable foreign or state securities or "blue sky" law.

                  (b) BioSante understands the meaning and legal consequences of the representations and warranties made by it in this subscription agreement, and agrees to indemnify and hold harmless the undersigned and each of the undersigned's directors, officers, stockholders, employees, counsel, agents, successors and assigns from and against any and all loss, damage, liability or expense (including, without limitation, reasonable and documented attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by BioSante set forth herein, or any failure by BioSante to fulfill any of its covenants or agreements set forth herein.

                  (c) To the extent permitted by law, BioSante will indemnify and hold harmless each selling shareholder named in the resale registration statement, the directors, if any, of such holder, the officers, if any, of such holder, and each person, if any, who controls such holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violation: (i) any untrue statement or alleged untrue statement of a material fact contained in the resale registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged

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violation by BioSante of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and BioSante will reimburse the holders and each such controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding.

                  (d) To the extent permitted by law, each holder, severally and not jointly, will indemnify and hold harmless, to the same extent and in the same manner set forth in SECTION 8(c), BioSante, each of its directors and officers who have signed the resale registration statement, and each person, if any, who controls BioSante within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon any violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by such holder expressly for use in connection with the resale registration statement; and such holder will reimburse such persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (e) With respect to the indemnification set forth in SECTIONS 8(c) or (d) above, to the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under said SECTIONS 8(c) or (d) to the extent permitted by law; PROVIDED that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in said SECTIONS 8(c) or (d), and (ii) no party guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

         9. FURTHER DOCUMENTS. The undersigned agrees that it will execute such other documents as may be necessary or desirable in connection with the transactions contemplated hereby.

         10. MODIFICATION. Neither this subscription agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

         11. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service and delivered against receipt to the party to whom it is to be given, (i) if to BioSante, at the address set forth on the first page hereof, (ii) if to the undersigned, at its address set forth on the signature page hereto, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
SECTION 11. Notice to the estate of any party shall be sufficient if addressed to the party as provided in SECTION 11. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
SECTION 11 shall be deemed given at the time of receipt thereof.

         12. COUNTERPARTS. This subscription agreement may be executed through the execution of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         13. ENTIRE AGREEMENT. This subscription agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

         14. SEVERABILITY. Each provision of this subscription agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

         15. ASSIGNABILITY. This subscription agreement is not transferable or assignable by the undersigned.

         16. APPLICABLE LAW. This subscription agreement has been negotiated and consummated in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to conflict of laws.

         17. CHOICE OF JURISDICTION. Any action or proceeding arising directly, indirectly or otherwise, in connection with, out of or from this subscription agreement, any breach hereof or any transaction covered hereby shall be resolved in Chicago, Illinois. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located in Chicago, Illinois.

         18. TAXPAYER IDENTIFICATION NUMBER. The undersigned verifies under penalties of perjury that any taxpayer identification number or social security number shown on the signature page hereto is true, correct and complete.

         19. PRONOUNS. Any personal pronoun shall be considered to mean the corresponding masculine, feminine or neuter personal pronoun, as the context requires.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this subscription agreement this ____ day of ________________, 2001.

Number of units subscribed for: __________________ units.


INDIVIDUAL SUBSCRIBER:                      ENTITY SUBSCRIBER:

------------------------                    -------------------------
(Signature of Subscriber)                   (Print Name of Subscriber)

                                            By:
------------------------                    -------------------------
(Typed or Printed Name)
                                            Name:
                                            -------------------------
                                            Title:
                                            -------------------------

------------------------                    -------------------------
(Residence Address)                         (Address)

------------------------                    -------------------------
(City, State and Zip Code)                  (City, State and Zip Code)

------------------------                    -------------------------
(Telephone Number)                          (Telephone Number)

------------------------                    -------------------------
(Telecopier Number)                         (Telecopier Number)

------------------------                    -------------------------
(Social Security Number)                    (Tax I.D. or Social Security Number)

ACCEPTED:

BIOSANTE PHARMACEUTICALS, INC.                     FOR ENTITIES DESIRING THAT CERTIFICATES
                                                   FOR UNITS BE DELIVERED TO AN ADDRESS
By:                                                OTHER THAN THAT SET FORTH ABOVE, SET
   ----------------------------------------------  FOR THE DELIVERY ADDRESS:
Name:      Stephen M. Simes
Title:     President and Chief Executive Officer
Dated:     ________________, 2001
                                                   ----------------------------------------
                                                   (Address)

                                                   ----------------------------------------
                                                   (City, State and Zip Code)


                                                                       ANNEX A

                                 FORM OF WARRANT

                            Warrant to Purchase Up To
                    ______________ Shares Of Common Stock of
                         BioSante Pharmaceuticals, Inc.

         THIS CERTIFIES that, for value received, ________________ ("Investor") or any transferee of Investor (Investor or such transferee being hereinafter referred to as the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from BioSante Pharmaceuticals, Inc., a Wyoming corporation (the "Company"), that number of fully paid and nonassessable shares of common stock, no par value (the "Warrant Shares") of the Company (the "Common Stock") at the purchase price per share as set forth in
Section 1 below (the "Exercise Price"). The number of Warrant Shares purchasable and Exercise Price are subject to adjustment as provided in Section 10 hereof.

         1. NUMBER OF WARRANT SHARES; EXERCISE PRICE; TERM.

                  (a) Subject to adjustments as provided herein, the Holder of this Warrant may, at the Holder's option, exercise this Warrant in whole at any time or in part from time to time for _____________________________ (__________) Warrant Shares at an
         Exercise Price of $0.625 per Warrant Share.

                  (b) Subject to the terms and conditions set forth herein, this Warrant and all rights and options hereunder shall expire at 5:00 p.m. central standard time on __________________, 2006. This Warrant and all options and rights hereunder shall be wholly void to the extent this Warrant is not exercised before it expires.

         2. TRANSFERABILITY OF WARRANT. The Warrant and all rights hereunder are not transferable, in whole or in part.

         3. EXERCISE OF WARRANT. The Warrant is exercisable by the Holder, in whole or in part, at any time, or from time to time, during the term hereof as described in Section l above, by the surrender of the Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder hereof, at the office of the Company in Lincolnshire, Illinois (or such other office or agency of the Company as it may designate by notice in writing to the Holder hereof at the address of the Holder appearing on the books of the Company), and subject to Section 4 hereof, upon payment of the Exercise Price in cash or check, whereupon the Holder of the Warrant shall be entitled to receive shares of Common Stock of the Company for the number of Warrant Shares so purchased and, if the Warrant is exercised for fewer than all of the Warrant Shares, a new Warrant representing the right to acquire the number of Warrant Shares in respect of which this Warrant shall not have been exercised. Notwithstanding the foregoing, payment of the Exercise Price may also be made by
(a) delivering shares of Common Stock already owned by the Holder having a total Fair Market Value (as defined in Section 4) on the date of delivery equal to the aggregate Exercise Price; (b) authorizing the Company to return Warrant Shares which would otherwise be issuable upon exercise of this Warrant having a total Fair Market Value on the date of exercise equal to the aggregate Exercise Price; or (c) any combination of the foregoing. The Company agrees that, upon exercise of the Warrant in accordance with the terms hereof, the Warrant Shares so purchased shall be deemed to be issued to the Holder as the record owner of such Warrant Shares as of the close of business on the date on which the Warrant shall have been exercised.

         Certificates for Warrant Shares purchased hereunder and, on exercise of fewer than all of the Warrant Shares purchasable hereunder, a new Warrant representing the right to acquire Warrant Shares not so purchased shall be delivered to the Holder hereof as promptly as practicable after the date on which the Warrant shall have been exercised.

         The Company covenants that all Warrant Shares which may be issued upon the exercise of the Warrant shall, upon exercise of the Warrant and payment of the Exercise Price, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         4. NO FRACTIONAL WARRANT SHARES OR SCRIP. No fractional Warrant Shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. In lieu of any fractional Warrant Share to which the Holder would otherwise be entitled, such Holder shall be entitled, at its option, to receive either (a) a cash payment equal to the excess of Fair Market Value (as defined herein) for such fractional Warrant Share above the Exercise Price for such fractional share or (b) a whole share if the Holder tenders the Exercise Price for one whole Warrant Share. For purposes hereof, the term "Fair Market Value" shall mean an amount determined as follows: (A) if the Common Stock is listed on a national or regional securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market System or the Nasdaq Small Cap Market (collectively, "Nasdaq"), the Fair Market Value on a particular day shall be the last reported sale price of a share of Common Stock on such exchange or on Nasdaq, on the last business day prior to such day or, if no such sale is made on such business day, the business day before such business day, or (B) if the Common Stock is not listed or admitted to unlisted trading privileges on an exchange or on Nasdaq, the fair market value on a particular day shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., or the National Association of Securities Dealers, Inc. OTC Bulletin Board on the last business day prior to such day, or (C) if the Common Stock is not so listed or admitted to unlisted trading privileges on an exchange or on Nasdaq and bid and asked prices are not so reported, the Fair Market Value on a particular day shall be an amount determined in such reasonable manner as may be prescribed by the board of directors of the Company.

         5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares upon the exercise of the Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of the Warrant or in such name or names as may be directed by the Holder of the Warrant; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder of the Warrant, the Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Notice of Exercise duly completed and executed and stating in whose name the certificates are to be issued; and provided further, that such assignment shall be subject to applicable laws and regulations.

         6. NO RIGHTS AS WARRANT SHAREHOLDERS. The Warrant does not entitle the Holder hereof to any voting rights, dividend rights or other rights as a shareholder of the Company prior to the exercise thereof.

         7. EXCHANGE AND REGISTRY OF WARRANT. The Company shall maintain a registry showing the name and address of the Holder of the Warrant. The Warrant may be surrendered for exchange, transfer or exercise, in accordance with the terms hereof, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         8. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of the Warrant.

         9. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

         10. ADJUSTMENTS. The above provisions are, however, subject to the following:


                  (a) The Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant to this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (b) Except for (i) shares of capital stock of the Company issued to employees, directors, advisors and consultants of the Company, vendors and other similar persons to whom the Company owes money, (ii) options and warrants granted to employees, directors, advisors and consultants of the Company, (iii) shares of Common Stock of the Company issuable upon the exercise of options and warrants granted to employees, directors, advisors and consultants, (iv) shares of Common Stock issuable upon the exercise of all currently outstanding warrants and other convertible securities and (v) shares of capital stock issuable upon the conversion of all currently outstanding shares of preferred stock of the Company, if the Company shall issue or sell any shares of Common Stock during the next twelve months for a consideration per share less than $0.50, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (2) the consideration, if any, received by the Company upon such issue or sale by (B) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of Common Stock thus issued or sold.

                  (c) For the purposes of paragraph (b), the following provisions (i) to (vi), inclusive, shall also be applicable:

                           (i) In case at any time the Company shall grant
                  (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any obligations, stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share at which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in paragraph (f) below, no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) In case the Company shall issue or sell (whether
                  directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (x) except as provided in paragraph (f) below, no further adjustments of the Exercise Price shall be made upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this paragraph (c), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                           (iii) In case the Company shall declare a dividend or
                  make any other distribution upon any stock of the Company payable in Common Stock or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, any Common Stock or Convertible Securities, or any such rights or options, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           (iv) In case any shares of Common Stock or
                  Convertible Securities or any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall have determined to be attributable to such shares of Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise immediately prior to such merger, consolidation or sale, for purposes of paragraph (f) below, shall be made after giving effect to such adjustment of the Exercise Price.

                           (v) In case the Company shall take a record of the
                  holders of its Common Stock for the purpose of entitling them
                  (A) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or in any rights or options to purchase any shares of Common Stock or Convertible Securities, or (B) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

                           (vi) The number of shares of Common Stock outstanding
                  at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph (c).

                  (d) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  (e) Upon the happening of any of the following events, namely, if the purchase price provided for in any rights or options referred to in clause (i) of paragraph (c), the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c), or the rate at which any Convertible Securities referred to in clause (i) or clause
         (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be increased or decreased to the Exercise Price which would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (i) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (ii) the issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option referred to in clause
         (i) of paragraph (c) or the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be decreased to such Exercise Price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

                  (f) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for shares of Common Stock (such stock, securities or assets being hereinafter referred to as "substituted property"), then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of this Warrant, such substituted property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any substituted property thereafter purchasable and receivable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such substituted property as, in accordance with the foregoing provisions, such holder may be entitled to purchase and receive.

                  (g) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Paragraphs (a) through (f) of this Section 10 but which should result in adjustment in the Exercise Price and/or the number of shares subject to the Warrant in order to fairly protect the purchase rights of the holder of this Warrant, an appropriate adjustment of such Exercise Price shall be made by the Company.

                  (h) Upon any adjustment of the Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (i)      In case any time:

                           (i) the Company shall pay any dividend payable in
                  stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                           (ii) the Company shall offer for subscription pro
                  rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (iii) there shall be any capital reorganization,
                  reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                           (iv) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding up of the Company;

         then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (A) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                  (j) Notwithstanding anything in this Warrant to the contrary, no adjustment will be made to the Exercise Price as a result of the issuance of securities by the Company after twelve months after the date of this Warrant.

         11.      MISCELLANEOUS.

                  (a) GOVERNING LAW. The Warrant shall be binding upon any successors or assigns of the Company. The Warrant shall constitute a contract under the laws of Illinois and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

                  (b) RESTRICTIONS. THIS WARRANT AND THE COMMON STOCK TO BE SOLD UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION THEREFROM.

                  (c) AMENDMENTS. The Warrant may be amended and the observance of any term of the Warrant may be waived with the written consent of the Company and the Holder.

                  (d) SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect construction of or be taken into consideration in interpreting this Warrant.

                  (e) NOTICES. Any notice required or permitted hereunder shall be deemed effectively given upon personal delivery to the party to be notified upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address: with respect to the Company, at its principal address in Lincolnshire, Illinois (or such other office or agency of the Company as it may designate by notice in writing to the Holder); and with respect to the Holder, at the address of the Holder appearing on the books of the Company.

                                     * * * *

THIS WARRANT AND THE COMMON STOCK TO BE SOLD UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION THEREFROM.

         IN WITNESS WHEREOF, BioSante Pharmaceuticals, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  _______________________, 2001


                      BIOSANTE PHARMACEUTICALS, INC.


                      By:
                               --------------------------------------------
                      Title:
                               --------------------------------------------

                               NOTICE OF EXERCISE


To:      BioSante Pharmaceuticals, Inc.

         1. The undersigned hereby elects to exercise the right to purchase represented by the attached Warrant for, and to purchase thereunder, _______ shares of common stock, no par value (the "Warrant Shares") of BioSante Pharmaceuticals, Inc. (the "Company") and tenders herewith payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant.

         2. The Warrant Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Warrant Shares. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Warrant Shares.

         3. Please issue a certificate or certificates representing said Warrant Shares in the name set forth below:

                                              ---------------------------------
                                              [Name]

         4. If said number of Warrant Shares are not all the Warrant Shares purchasable under the Warrant, please issue a new Warrant for the balance of such Warrant Shares in the name set forth below:

                                              ---------------------------------
                                              [Name]


Executed on __________________________ (date).

--------------------------------------------------------------
[NAME OF HOLDER]

By:
   -----------------------------------------------------------
Printed Name:
             -------------------------------------------------
Title (if applicable):
                      ----------------------------------------

                                                                      ANNEX B

                         BIOSANTE PHARMACEUTICALS, INC.

                                 2001 FINANCING


                     SUMMARY OF PRINCIPAL TERMS OF OFFERING


The following is a summary of the basic terms and conditions of the private placement of up to 15,000,000 units, each unit consisting of one share of common stock of BioSante Pharmaceuticals, Inc. and a warrant to purchase 0.25 shares of BioSante common stock. This summary is intended as an outline and does not purport to include all of the terms and conditions which will be contained in a definitive securities purchase agreement. This summary is provided for discussion purposes only and is not intended as an offer or commitment to purchase, or an offer or commitment to sell, the securities described herein. The terms are not intended to be binding on any of the parties unless and until definitive documents for the transaction are executed.


ISSUER:                                   BioSante Pharmaceuticals, Inc.
                                          ("BioSante" or the "Company")

INVESTORS:                                Certain accredited investors within
                                          the meaning of Rule 501 under
                                          Regulation D of the Securities Act of
                                          1933 and existing investors in
                                          BioSante (the "Investors")

SECURITIES OFFERED:                       Up to 15,000,000 units (the
                                          "Units"), each unit consisting of one
                                          share of BioSante common stock (the
                                          "Investor Shares") and a five-year
                                          warrant to purchase 0.25 shares of
                                          BioSante common stock (the "Investor
                                          Warrants").

                                          The Investor Warrants will have an
                                          exercise price of $0.625 per full
                                          share. The exercise price of the
                                          Investor Warrants will be subject to
                                          proportional adjustment for stock
                                          splits and stock dividends and will be
                                          adjusted on a weighted average basis
                                          in the event of the sale of BioSante
                                          securities within 12 months at a price
                                          less than $0.50 per share, other than
                                          as a result of the issuance of shares
                                          of BioSante common stock to employees,
                                          consultants and directors and upon the
                                          exercise of stock options and
                                          outstanding warrants and other
                                          customary exceptions. In no event will
                                          the number of shares subject to an
                                          Investors Warrant be increased as a
                                          result of the anti-dilution protection
                                          for issuance of BioSante securities at
                                          a price less than $0.50 per share.

PURCHASE PRICE:                           $0.50 per Unit, up to an aggregate of
                                          $7,500,000

MINIMUM SUBSCRIPTION:                     100,000 Units, or $50,000, unless
                                          BioSante in its sole discretion agrees
                                          to a lesser amount

MINIMUM AGGREGATE                         In the event BioSante does
                                          not receive subscriptions for the
                                          minimum OFFERING AMOUNT: placement of
                                          $2,000,000, which may include a
                                          minimum of $500,000 from investors
                                          identified by Sunrise Securities
                                          Corp., BioSante will return the
                                          purchase price to the Investors,
                                          without any interest thereon.

INFORMATION ABOUT BIOSANTE:               Enclosed with this term sheet is a
                                          copy of BioSante's Annual Report on
                                          Form 10-KSB for the year ended
                                          December 31, 1999, Quarterly Reports
                                          on Form 10-QSB for the quarters ended
                                          March 31, June 30 and September 30,
                                          2000, a Current Report on Form 8-K
                                          dated June 13, 2000 and recent press
                                          releases issued by BioSante.

USE OF PROCEEDS:                          The proceeds of the Units will be used
                                          to fund clinical development, acquire
                                          or license technology or products, and
                                          for working capital and other general
                                          corporate purposes.

PRO FORMA CAPITALIZATION:                 The  following  sets forth the fully
                                          diluted  capitalization  of BioSante
                                          currently and pro forma after giving
                                          effect to the issuance of the Units:

                                                 10 Million    15 Million
                                                Units Issued  Units Issued
                               Pre-Issuance      Pro-Forma      Pro-Forma
                               ------------      ----------     ---------
           Co mmon Stock*        52,952,943     62,952,943      67,952,943
           Class C Stock**        4,687,684      4,687,684       4,687,684
           Warrants              11,822,500     14,847,500      16,447,500
           Options                6,025,125      6,025,125       6,025,125
                                -----------    -----------     -----------
           Total Equivalents     75,488,252     88,513,252      95,113,252
                                 ==========     ==========      ==========


                                          * Does not include shares of common
                                          stock issuable to Paladin pursuant to
                                          that certain sub-license agreement
                                          dated September 1, 2000.

                                          ** Class C shares are convertible to
                                          common stock on the basis of one Class
                                          C share and $0.25. These shares,
                                          similar to common shares, carry one
                                          vote per share, but are not entitled
                                          to a dividend.

ANTICIPATED CLOSING DATE:                 February 28, 2001

TERMINATION DATE:                         April 9, 2001,  unless  extended by
                                          the mutual  agreement of BioSante and
                                          Sunrise Securities Corp.

              PRINCIPAL TERMS OF THE SECURITIES PURCHASE AGREEMENT

REPRESENTATIONS
AND WARRANTIES OF BIOSANTE:         Customary for transactions of this type,
                                    including:

                                    o        Due organization, good standing,
                                             corporate power and authority

                                    o        Valid issuance of Units

                                    o        Exchange Act reports do not contain
                                             any material misstatements or
                                             omissions

                                    o        BioSante has complied with all blue
                                             sky laws in connection with the
                                             issuance of the Units

                                    o        Sale of the Units will not require
                                             compliance with the prospectus
                                             delivery or registration
                                             requirements of the Securities Act

REGISTRATION RIGHTS:                BioSante will covenant to use its reasonable
                                    best efforts to:

                                    o        promptly file after the closing of
                                             the offering a registration
                                             statement (the "Registration
                                             Statement") with the Securities and
                                             Exchange Commission, but in no
                                             event later than a date 90 days
                                             after the final closing of the
                                             Offering, to register under the
                                             Securities Act the resale of the
                                             Shares and the shares of BioSante
                                             common stock underlying the
                                             Investor Warrants;

                                    o        use its reasonable best efforts to
                                             cause the Registration Statement to
                                             be declared effective under the
                                             Securities Act as promptly as
                                             reasonably practicable;

                                    o        after the Registration Statement
                                             is declared effective under the
                                             Securities Act, furnish holders
                                             with such number of copies of the
                                             prospectus included in the
                                             Registration Statement as the
                                             holders may reasonably request to
                                             facilitate the resale of shares;
                                             and

                                     o        use its reasonable best efforts to
                                              cause such Registration Statement
                                              to remain effective until the
                                              earlier of: (a) the sale of all
                                              the shares of BioSante common
                                              stock covered by the Registration
                                              Statement; or (b) such time as the
                                              holders become eligible to resell
                                              the shares pursuant to Rule
                                              144(k).

                                     In the event that BioSante fails to cause the Registration Statement to be declared effective within 90 days of the filing of the Registration Statement, BioSante will issue to the Investors shares of BioSante common stock equal to 1% of the Shares for each 30 days or part thereof effectiveness is delayed.

OTHER COVENANTS OF THE               BioSante will covenant that it will use
COMPANY:                             commercially reasonable efforts to list of
                                     its common stock on the American Stock
                                     Exchange, Nasdaq or other comparable stock exchange or quotation system, and will take such steps necessary to meet the requirements for such listing.

PLACEMENT AGENT:                     Sunrise Securities Corp.

AGENT COMMISSION:                    BioSante will pay a commission to Sunrise
                                     of 7.0% of the gross sales price of the
                                     Units sold by BioSante in the offering to investors introduced to BioSante by Sunrise
                                     (the "Cash Commission"), which Cash
                                     Commission may be paid, at Sunrise's
                                     option, in Units valued at the Unit sales price less the Cash Commission. In addition, BioSante will sell to Sunrise
                                     (or its designees) a five-year warrant to purchase Units (the "Agent's Warrants") covering a number of Units equal to 7.0% of the total number of Units sold by BioSante in the offering to investors introduced to BioSante by Sunrise, inclusive of the Commission Units, if any, issued to Sunrise.

                                     The Cash Commission and Agent's Warrants will also be payable with respect to (i) all securities subscribed to by bona fide accredited investors introduced to BioSante by Sunrise who are ready willing and able to close but whose subscriptions are rejected by BioSante other than due to over-subscription and (ii) any purchase of BioSante securities by any investor introduced by Sunrise to BioSante taking place at any time within 12 months, as long as such introduction occurred before the closing of the offering.

EXPENSES:                            BioSante will bear all reasonable and
                                     documented out-of-pocket expenses incurred by Sunrise in connection with the offering including fees of Sunrise's counsel, printing, postage, overnight delivery, escrow agent fees and pre-approved travel, up to a maximum of $20,000.

DRAFTING:                           The transaction documents will be drafted by
                                    counsel for BioSante.

                                                                   ANNEX C

                                  RISK FACTORS

         AN INVESTMENT IN BIOSANTE'S UNITS INVOLVES A HIGH DEGREE OF RISK. PLEASE SEE THE RISK FACTORS IN BIOSANTE'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 AND QUARTERLY REPORTS ON FORM 10-QSB FOR THE QUARTERS ENDED MARCH 31, JUNE 30 AND SEPTEMBER 30, 2000.

         YOU SHOULD ALSO CAREFULLY CONSIDER THE FOLLOWING RISKS BEFORE INVESTING IN THE UNITS.

RISKS RELATING TO OUR COMMON STOCK

BECAUSE OUR COMMON STOCK IS TRADED ON THE OVER-THE-COUNTER BULLETIN BOARD AND THE CANADIAN VENTURE EXCHANGE, YOUR ABILITY TO SELL YOUR SHARES IN THE SECONDARY TRADING MARKET MAY BE LIMITED.

         Our common stock is currently traded on the Over-the-Counter Bulletin Board and the Canadian Venture Exchange. Consequently, the liquidity of our common stock is impaired, not only in the number of shares that are bought and sold, but also through delays in the timing of transactions, and coverage by security analysts and the news media, if any, of our company. As a result, prices for shares of our common stock may be lower than might otherwise prevail if our common stock was traded on Nasdaq or a national securities exchange (i.e., the American Stock Exchange)

BECAUSE OUR SHARES ARE "PENNY STOCKS," YOU MAY HAVE DIFFICULTY SELLING THEM IN THE SECONDARY TRADING MARKET.

         Federal regulations under the Securities Exchange Act of 1934 regulate the trading of so-called "penny stocks," which are generally defined as any security not listed on a national securities exchange or Nasdaq, priced at less than $5.00 per share and offered by an issuer with limited net tangible assets and revenues. Since our common stock currently trades on the OTC Bulletin Board at less than $5.00 per share, our shares are "penny stocks" and may not be traded unless a disclosure schedule explaining the penny stock market and the risks associated therewith is delivered to a potential purchaser prior to any trade.

         In addition, because our common stock is not listed on Nasdaq or any national securities exchange and currently trades at less than $5.00 per share, trading in our common stock is subject to Rule 15g-9 under the Exchange Act. Under this rule, broker-dealers must take certain steps prior to selling a "penny stock," which steps include:

         o    obtaining financial and investment information from the investor;

         o obtaining a written suitability questionnaire and purchase agreement signed by the investor; and

         o providing the investor a written identification of the shares being offered and the quantity of the shares.

         If these penny stock rules are not followed by the broker-dealer, the investor has no obligation to purchase the shares. The application of these comprehensive rules will make it more difficult for broker-dealers to sell our common stock and our shareholders, therefore, may have difficulty in selling their shares in the secondary trading market.

OUR STOCK PRICE MAY BE VOLATILE AND YOUR INVESTMENT IN OUR COMMON STOCK COULD SUFFER A DECLINE IN VALUE.

         Our common stock is listed on the Over-the-Counter Bulletin Board in the United States and on the Canadian Venture Exchange in Canada. The market price of our common stock may fluctuate significantly in response to a number of factors, some of which are beyond our control. These factors include:

         o    progress of our products through the regulatory process;

         o    results of preclinical studies and clinical trials;

         o announcements of technological innovations or new products by us or our competitors;

         o government regulatory action affecting our products or our competitors' products in both the United States and foreign countries;

         o    developments or disputes concerning patent or proprietary rights;

         o general market conditions for emerging growth and pharmaceutical companies;

         o    economic conditions in the United States or abroad;

         o    actual or anticipated fluctuations in our operating results;

         o    broad market fluctuations; and

         o    changes in financial estimates by securities analysts.

         In addition, the value of our common stock may fluctuate because it is listed on both the OTC Bulletin Board and the Canadian Venture Exchange. We do not know what effect, if any, the dual listing will have on the price of our common stock in either market. Listing on both the Canadian Venture Exchange and the OTC Bulletin Board may increase our stock price volatility due to:

         o    trading in different time zones;

         o    different ability to buy or sell our stock; and

         o    different trading volume.

WE MAY INCUR SIGNIFICANT COSTS FROM CLASS ACTION LITIGATION DUE TO OUR EXPECTED STOCK VOLATILITY.

         In the past, following periods of large price declines in the public market price of a company's stock, holders of that stock have occasionally instituted securities class action litigation against the company that issued the stock. If any of our shareholders were to bring this type of lawsuit against us, even if the lawsuit is without merit, we could incur substantial costs defending the lawsuit. The lawsuit could also divert the time and attention of our management, which would hurt our business. Any adverse determination in litigation could also subject us to significant liabilities.

PROVISIONS IN OUR CORPORATE DOCUMENTS AND WYOMING LAW COULD DISCOURAGE OR PREVENT A TAKEOVER, EVEN IF AN ACQUISITION WOULD BE BENEFICIAL TO OUR SHAREHOLDERS.

         Provisions of our articles of incorporation and bylaws, as well as provisions of Wyoming law, could make it more difficult for a third party to acquire us, even if doing so would be beneficial to our shareholders. These provisions include:

         o authorizing the issuance of "blank check" preferred that could be issued by our board of directors to increase the number of outstanding shares and thwart a takeover attempt; and

         o prohibiting cumulative voting in the election of directors, which would otherwise allow less than a majority of shareholders to elect director candidates.

         In addition, the laws of the State of Wyoming, our state of incorporation, contain certain provisions that could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of our company. Such provisions could limit the price that certain investors might be willing to pay in the future for shares of our common stock. These provisions could also make it more difficult for shareholders to change the management of our company or to effect certain transactions.

OUR DIRECTORS AND EXECUTIVE OFFICERS OWN A SUFFICIENT NUMBER OF SHARES OF OUR COMMON STOCK TO CONTROL OUR COMPANY, WHICH COULD DISCOURAGE OR PREVENT A TAKEOVER, EVEN IF AN ACQUISITION WOULD BE BENEFICIAL TO OUR SHAREHOLDERS.

         Our directors and executive officers own or control approximately 50.5% of our outstanding voting power. Accordingly, these shareholders, individually and as a group, may be able to influence the outcome of shareholder votes, involving votes concerning the election of directors, the adoption or amendment of provisions in our articles of incorporation and bylaws and the approval of certain mergers or other similar transactions, such as sales of substantially all of our assets. Such control by existing shareholders could have the effect of delaying, deferring or preventing a change in control of our company. In addition, under a shareholders agreement entered into in connection with our May 1999 private placement, several of our shareholders entered into a voting agreement with respect to the election of directors.

WE DO NOT INTEND TO PAY ANY CASH DIVIDENDS IN THE FORESEEABLE FUTURE AND, THEREFORE, ANY RETURN ON YOUR INVESTMENT IN OUR CAPITAL STOCK MUST COME FROM INCREASES IN THE FAIR MARKET VALUE AND TRADING PRICE OF THE CAPITAL STOCK.

         We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

WE WILL LIKELY ISSUE ADDITIONAL EQUITY SECURITIES THAT WILL DILUTE YOUR SHARE OWNERSHIP.

         We will likely issue additional equity securities to raise capital and through the exercise of options and warrants that are outstanding or may be outstanding. These additional issuances will dilute your share ownership.

                    AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT

         This Amendment No. 1 (this "Amendment") amends the attached Subscription Agreement (the "Subscription Agreement") between the undersigned and BioSante Pharmaceuticals, Inc. ("BioSante"), relating to the offer and sale of up to 15,000,000 units to certain "accredited investors" (within the meaning of Rule 501 under Regulation D of the Securities Act of 1933, as amended) and existing accredited investors in BioSante. Except as otherwise provided herein, all capitalized terms used herein are as defined in the attached Subscription Agreement.

         WHEREAS, BioSante has agreed to change the terms of the units being sold under the Subscription Agreement as provided herein, and the undersigned agrees to such changes.

         NOW, THEREFORE, in consideration of the forgoing premises and the mutual covenants and agreements contained herein, the parties hereby amend the Subscription Agreement as follows:

         1. AMENDMENT. The first sentence of paragraph 1 of the Subscription Agreement is hereby amended in its entirety to state as follows:

                  1. SUBSCRIPTION. The undersigned is hereby purchasing from BioSante Pharmaceuticals, Inc., a Wyoming corporation, ______ units (must be at least 100,000 units, unless BioSante in its sole discretion otherwise agrees) for a purchase price of $0.40 per unit, or an aggregate or total purchase price of $_____________. Each unit consists of (i) one share of BioSante's common stock, no par value, and (ii) a warrant to purchase .50 shares of BioSante's common stock at an exercise price of $0.50 per full share, in substantially the form of warrant attached as ANNEX A hereto.

         2. AMENDMENT. The first sentence of paragraph 3(g) of the Subscription Agreement is hereby amended in its entirety to state as follows:

                  (g) SEC FILINGS. BioSante has furnished the undersigned true and complete copies of the latest draft of BioSante's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (which the undersigned understands and acknowledges will be filed by BioSante with the SEC on or before April 2, 2001), BioSante's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2000, and a Current Report on Form 8-K dated June 13, 2000 and all subsequent filings, if any, made by BioSante with the SEC.

         3. AMENDMENT. A new paragraph 20 of the Subscription Agreement is hereby added and states in its entirety as follows:

                  20. The undersigned agrees not to disclose any of the material, non-public information contained in the latest draft of BioSante's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 until such time as such Annual Report has been filed with the SEC.

         4.       CONTINUING EFFECT OF SUBSCRIPTION AGREEMENT.   Except as
modified hereunder, the Subscription Agreement continues in full force and effect.

         BioSante and the undersigned have caused this Amendment No. 1 to be duly executed on their behalf by their respective duly authorized representatives as of the date first written above.

BIOSANTE PHARMACEUTICALS, INC.              SUBSCRIBER
By:
-----------------------------               -----------------------------
                                            [Print Name]
Its:
-----------------------------